Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Chicago Industrial Portfolio (Building Nine) for the year ended December 31, 2010. This financial statement is the responsibility of the Chicago Industrial Portfolio (Building Nine) management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Chicago Industrial Portfolio (Building Nine)’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Chicago Industrial Portfolio (Building Nine) for the year ended December 31, 2010, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 28, 2012

Denver, Colorado

CHICAGO INDUSTRIAL PORTFOLIO (BUILDING NINE)

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	For the Year Ended December 31, 2010	For the Nine Months Ended September 30, 2011
		(Unaudited)
Revenues
Rental revenue	$318	$237
Reimbursement and other revenue	107	90

Total revenues	425	327
Certain expenses
Real estate taxes	80	61
Operating expenses	37	40
Insurance	3	3
Management fees	16	11

Total certain expenses	136	115

Excess of revenues over certain expenses	$289	$212

The accompanying notes are an integral part of these financial statements.

CHICAGO INDUSTRIAL PORTFOLIO (BUILDING NINE)

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

and For the Nine Months Ended September 30, 2011 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On June 24, 2011, under the terms of a definitive agreement to acquire a 100% fee interest in nine industrial buildings aggregating approximately 1.4 million square feet on 108.8 acres located in Chicago, Illinois, which Industrial Income Trust Inc. (the “Company”) refers to herein as the “Chicago Industrial Portfolio,” the Company, through one of its wholly-owned subsidiaries, acquired six of the nine industrial buildings of the Chicago Industrial Portfolio aggregating approximately 1.1 million square feet on 84.8 acres.

On August 4, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 82,000 square feet on 4.5 acres.

On August 25, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 145,000 square feet on 9.5 acres.

On December 13, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of the remaining industrial building in the Chicago Industrial Portfolio, aggregating approximately 65,000 square feet on 4.9 acres.

These statements of historical revenues and certain expenses only include the ninth acquired building in the Chicago Industrial Portfolio as the Company has previously provided financial information with respect to the other eight buildings in the Chicago Industrial Portfolio as Exhibit 99.1 to the Form 8K/A filed on September 2, 2011. The total aggregate purchase price of the completed portion of the acquisition was approximately $5.2 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The total aggregate purchase price of the entire portfolio was approximately $101.7 million, exclusive of transfer taxes, due diligence expense, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

The accounting records of the Chicago Industrial Portfolio (Building Nine) are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Chicago Industrial Portfolio (Building Nine). These financial statements are not intended to be a complete presentation of the Chicago Industrial Portfolio (Building Nine) revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Chicago Industrial Portfolio (Building Nine).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Chicago Industrial Portfolio (Building Nine) is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2011, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2011. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Chicago Industrial Portfolio (Building Nine) revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Chicago Industrial Portfolio (Building Nine) records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Chicago Industrial Portfolio (Building Nine) records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental income of approximately $16,000 and approximately $1,000 for the year ended December 31, 2010 (audited), and for the nine months ended September 30, 2011 (unaudited), respectively.

Approximate future minimum rentals revenues under non-cancelable, in-place leases as of December 31, 2010, are as follows:

For the Year Ended (dollars in thousands)
2011	$272
2012	142
2013	96
2014	—
2015	—
Thereafter	—

Total	$510

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2010 and September 30, 2011, the Chicago Industrial Portfolio (Building Nine) had a weighted average occupancy rate of approximately 78%, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2010, and the corresponding percentage of the future minimum rental revenues:

Tenant	Industry	Lease Expiration	% of 2010 Lease Payments	% of Future Minimum Lease Payments
Dupage County Election	Bipartisan election commission	September 30, 2011	57.1%	28.6%
Fuel Tech	Engineering technologies	August 31, 2013	22.1%	40.4%
Fluid Air	Manufacturing	August 31, 2013	20.8%	31.0%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Regional Industrial Portfolio for the year ended December 31, 2010. This financial statement is the responsibility of the Regional Industrial Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Regional Industrial Portfolio’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Regional Industrial Portfolio for the year ended December 31, 2010, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 28, 2012

Denver, Colorado

REGIONAL INDUSTRIAL PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	For the Year Ended December 31, 2010	For the Nine Months Ended September 30, 2011
		(Unaudited)
Revenues
Rental revenue	$6,929	$4,878
Reimbursement and other revenue	2,232	1,527

Total revenues	9,161	6,405
Certain expenses
Real estate taxes	1,136	941
Operating expenses	923	515
Insurance	117	86
Management fees	240	172

Total certain expenses	2,416	1,714

Excess of revenues over certain expenses	$6,745	$4,691

The accompanying notes are an integral part of these financial statements.

1

REGIONAL INDUSTRIAL PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

and For the Nine Months Ended September 30, 2011 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On December 15, 2011, one of the Company’s wholly-owned subsidiaries acquired a 100% fee interest in eight industrial buildings aggregating approximately 1.6 million square feet on 88.2 acres. The buildings are located in certain submarkets of Fort Lauderdale, Florida; Atlanta, Georgia; and Dallas, Texas (collectively, the “Regional Industrial Portfolio”). The total aggregate purchase price was approximately $104.5 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

The accounting records of the Regional Industrial Portfolio are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Regional Industrial Portfolio. These financial statements are not intended to be a complete presentation of the Regional Industrial Portfolio revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Regional Industrial Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Regional Industrial Portfolio is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2011, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2011. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Regional Industrial Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Regional Industrial Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Regional Industrial Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $0.4 million and approximately $0.1 million for the year ended December 31, 2010 (audited), and for the nine months ended September 30, 2011 (unaudited), respectively.

2

Approximate future minimum rentals revenues under non-cancelable, in-place leases as of December 31, 2010, are as follows:

For the Year Ended (dollars in thousands)
2011	$6,309
2012	6,745
2013	6,358
2014	6,356
2015	5,875
Thereafter	7,810

Total	$39,453

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2010 and September 30, 2011, the Regional Industrial Portfolio had a weighted average occupancy rate of approximately 91% and 93% respectively, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2010, and the corresponding percentage of the future minimum rental revenues:

Tenant	Industry	Lease Expiration	% of 2010 Lease Payments	% of Future Minimum Lease Payments
Andrx Pharmaceuticals	Pharmaceutical	6/30/2016	27.7%	27.2%
Sanofi Aventis	Pharmaceutical	1/31/2017	13.3%	14.1%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

3